Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

Corporate Overview
August 2016

GLOBAL PROVIDER OF LOW-COST CLEAN ENERGY



SES Forward-looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are: the ability of our project with Yima Coal Industry (Group) Co., Ltd. to produce earnings and pay dividends; our ability to develop and expand business of the Tianwo-SES Joint Venture in the joint venture territory; our ability to timely complete our proposed projects with CHALCO; successful completion of our proposed clean energy fund and related joint venture projects; commodity prices, including in particular methanol; the continued shut down of the ZZ Joint Venture plant; the completion of the expansion and repurposing of our ZZ Joint Venture plant to produce acetic acid and propionic acid; our ability to successfully expand the ZZ Joint Venture through our partnership with Rui Feng; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop our licensing business; events or circumstances which result in an impairment of assets, including, but not limited to, at our ZZ Joint Venture; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our limited history, and viability of our technology; the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

SES Snapshot

- Global large-scale clean energy opportunity
- Industrial growth model
- Syngas enables developing world to tap low-cost domestic resources, replaces expensive NG
- Multiple channels, multiple products, multiple billion-dollar growth markets
- Leadership: Fortune 100 engineering & business backgrounds – management and BOD
- Unique technology, commercially proven, and competitively advantaged
- Developing world's economic & clean answer to growing energy demand

NASDAQ: SYMX	As of August 14, 2016
Market Cap	$100.8 MM
Shares Outstanding	86.9 MM
Public Float	63.6 MM
% Officers and Directors	11.1%
% Held by Institutions	23.8%

Meets Global Needs & Resources

Confluence of Factors Propels Large-scale Demand

- Global need for cleaner energy that is economical
- New population growth, creation of new middle-class
- Driven by world's emerging economies, building GDP
- Economic and geographic realities:
  - Abundant domestic, untapped, low-cost coal resources
    - Growing demand requires cleaner solution than old-gen coal-burning technologies
    - Desire for energy independence and security of supply
  - Natural gas is expensive or unavailable
    - Industrial & utility projects planned on 20-40 Year Outlooks, based on long-term international prices, not short-term strip prices
    - LNG requires import infrastructure at coastlines plus pipeline to interior, or infrastructure costs for imports by pipelines from foreign countries – not always allies, geopolitical risk

The Future of Gasification


Future Markets
Historical Markets

GEOGRAPHY: Asia continues to drive demand. New markets emerging in China, India, Africa, and South America

PRODUCTS: Industry transition from chemicals to clean energy

SCOPE: New markets require additional technology provider involvement: turnkey gasification islands, syngas & power

Sources: "2014 The Outlook for Energy: A View to 2040" by ExxonMobil, "Towards the End of Poverty." The Economist, "Progress on Sanitation and Drinking-Water." WHO/UNICEF. 2012, "Annual Energy Outlook 2014." U.S. Energy Information Administration (EIA) 2014

A New China Paradigm

SES is Well Aligned, Established & Positioned in China

- 1st SGT syngas production: 2007, Zao Zhuang New Gas Company, Shandong Province (2 systems)
- 2 facility joint ventures (Yima, ZZ); China regional JV: Tianwo-SES; Silk Road global alliance: China Coal Research Institute/CCTEG; Equity investment partner: China Environment State Investment Co.

Chinese Government's Major Initiatives

- Increased focus on clean energy, drive for higher energy efficiency
- Push for economically effective, integrated industrial base
  - Replace underperforming industrial operations
  - Response to rapid, heavy industrialization & over-reliance on old-gen coal-burning technologies that drove poor air quality
- Evolving economy from low-cost export model > consumer & services based model



Tibet
Qinghai
Gansu
Sichuan
Hubei
Hunan
Yunnan
Guangxi
Macau
Hongkong
Hainan
Jiangxi
Anhui

SES Gasification Technology
14 SGT systems: 7 commercial, 5 in commissioning; 2 in development

SES: Expanding in China and Globally via China's One Belt, One Road Initiative

- ✓ Impact: 4.4 billion people in 65 nations
- ✓ Annual trade > $2.5 trillion
- ✓ $40 billion New Silk Road Fund
- ✓ $50 billion Asian Infrastructure Investment Bank
- ✓ Financing, technology & manufacturing for large-scale international infrastructure projects

Source: *Foreign Affairs*, April 19, 2015

Utilizes Low-cost, Locally Sourced Coal, Biomass and Wastes

SES Gasification Technology (SGT)

- World's only commercially demonstrated technology that can economically gasify wide range of feedstocks to produce clean syngas
  - 14 SGT systems: 7 commercial, 5 in commissioning; 2 in development
- High barrier to entry by competition with multi-decade >$400 million development & deployment
  - Originated from U-GAS®, exclusively licensed from Gas Technology Institute (GTI) & advanced with SES's IP improvements
- Industry-leading feedstock flexibility
  - Untapped, low-quality lignite (brown) coal
    - >50% of recoverable global coal resources, often located in regions that have limited or no natural gas
  - High-quality bituminous coal
  - Petroleum coke
  - Renewable biomass
  - Municipal solid waste (MSW)



LOW GRADE COAL
BIOMASS
MSW
SYNGAS
(CO+ H2)
ASH
CO2 CAPTURE CAPABLE
SYNGAS PROCESSING
SULFUR
H2 for Cleaner Fuels
Industrial Fuels
iGAS Power
SNG
Chemicals & Fertilizers
Transportation Fuels
DRI for Steel Production
$1.50/MMBTU Typical Feedstock Input Cost(1)
SES VALUE ADDITION
$4-8 MMBTU All-In Cost vs. Long-term $12-17 MMBTU NG/Oil(2)(3)
HIGH-VALUE END PRODUCTS

Multiple, Varied Feedstock Inputs from one SES Gasification System

Notes: (1) SES Economics based on Internal Data, (2) NG delivered to projects, (3) $17/MMBTU equivalent to $100/barrel oil

Cleanly Creates Energy Products In Need

SGT: Superior Gasification Technology

- ✓ Higher efficiency
- ✓ Lower operating costs
- ✓ Lower capital investment
- ✓ Low rank coal capability

Eco-friendly as well as Economical

- ✓ Eliminates air pollutants
- ✓ Lower water usage
- ✓ CO2 stream capture for sequestering, EOR or converting to useful products via downstream technologies currently in development

SGT Feedstock vs. Natural Gas

- ✓ Greater fuel flexibility
- ✓ Lower cost, domestic market feedstock
- ✓ No or limited transport
- ✓ No infrastructure cost
- ✓ Economically advantaged over NG/Oil
  - $4-8/MMBTU all-in vs. long-term $12-17/MMBTU (1) (2)

Class leading cold gas efficiencies as compared to other commercial gasification technologies (80-83%) & carbon conversions (>99%)

No generation of coal tars, oils, napthalenes, and water soluble components such as phenols

Lower water usage due to dry feed, dry syngas cooling and lack of coal tars and oils

- ✓ Clean energy with higher customer project returns
- ✓ XL-3000 advanced single-stage, fluidized-bed technology
- ✓ Modular plants located close to feedstock source

Notes: (1) NG delivered to projects, (2) $17/MMBTU equivalent to $100/barrel oil

Building On Achievements, Positioned for Growth

- Outstanding SGT Performance
- Strong Base For Growth
- Industrial Growth Model



30 Years R&D (GTI)



ZZ Syngas Project 2 SGT Systems



Yima Large Scale Chemical Project 3 SGT Systems (2+1)



Tianwo-SES Equipment Design and Manufacturing



Aluminum Corporation of China 7 SGT Gasification Systems – Industrial Fuel Gas

Value Creation Model

Investment assumptions:
- Capex: $100MM (Equity $30MM; Debt $70MM)
- Projected project IRR = 20% (unlevered);
- EBITDA = $30MM/Year[1]

Sale assumptions for each project:
- Each project sells on a multiple of 6.25 X EBITDA
- Gross sales proceeds = $30MM X 6.25 = $190MM
- Net sales proceeds to equity = $120MM

(1) EBITDA to net income reconciliation:

EBITDA	30,000,000
Interest expense	(3,605,000)
Taxes	(4,987,045)
Depreciation	(6,860,657)
Net Income	14,547,299



SES
LP INVESTORS
GP
EQUITY FUNDING
SES Special Clean Energy Fund
SES SPV 50%
China Partner 50%
Sino-Foreign China Clean Energy JV (CCEC)
Earnings Flow
$30MM
Initial Project(s)
Stage 1
Projects Sell on a Multiple of 6.25 x EBITDA
Proceeds Return to CCEC for Reinvestment
$120MM
Stage 2
Projects Sell on a Multiple of 6.25 x EBITDA
Proceeds Return to CCEC for Reinvestment
$480MM
> $4B Value
IPO Potential

Strategy for the Combination Of SES Technology Capability And Financial Structuring For Equity Investments

Maximizing the Opportunity

Multiple Revenue Channels

- SES equity-position projects in commercial development
- Technology license & engineering
- SGT equipment systems

Multiple Products

- Industrial Syngas: Hydrogen – cleaner transportation fuels
- Industrial Syngas: Fuels
- iGAS Power
- Substitute Natural Gas (SNG)

Multiple Energy Growth Markets

- Clean syngas for conversion into pipeline hydrogen & pipeline natural gas
- Distributed power
- Natural gas replacement markets: industry, aluminum, ceramics

SES Gasification Technology	Tested Range *
Moisture Content wt%	1-43
Volatile Matter wt%	3-69
Fixed Carbon wt%	6-83
Sulfur wt%	0.2-4.6
Free Swelling Index	0-8
Ash Content wt%	<1-55%
Ash Softening T— Deg F	1,900-2,650+
Heating Value HHV, Btu/lb	5,250-15,400

*Range: Bench, Pilot, Demo & Commercial Scale

Well Positioned for Large & Growing Energy Markets







Gas Fuel Markets of Industrial Fuels, H2 & SNG



iGAS Power

- **INDUSTRIAL SYNGAS – FUELS: Clean and inexpensive replacement for natural gas** fired use in industrial settings. Total available market approximately $4 billion or 1,000 equiv. SES Yima gasifiers.[1]
- **INDUSTRIAL SYNGAS – HIGH PURITY HYDROGEN:** H2 from SGT syngas is a significant required ingredient for **cleaner transportation fuels** to meet China's increasingly stringent National V/VI Standards. Oil consumption growth projected due to high growth in passenger cars.
- **SUBSTITUTE NATURAL GAS:** Coal-fueled SNG has potential to be a **large energy source** (est. 50 billion NCM by 2020).[2] Experience with first projects is driving next group of SNG projects to utilize SGT.
- **POWER GENERATION**: SES's reliable and efficient iGAS power projects for fast-growing **distributed power capacity additions** which are projected to outpace electricity demand by 40% in developing regions.[3] Estimated 900GW of power needed in China and India to reach energy per capita levels of Europe.[4]

Total available market for all verticals is estimated by SES at over 10,000 Yima-sized gasification systems worldwide

World-class Collaborators

Tianwo-SES Clean Energy Asian JV Partnership

TIANWO-SES CLEAN ENERGY TECHNOLOGIES CO.

Sino-Foreign Joint Venture between SES and Suzhou THVOW Technology Co., Ltd. - a leading Chinese process equipment manufacturer

SES 35%, THVOW 65%

Strategic Joint Venture
Establishing SGT as the market leader in China & 5 Asian regions for clean coal gasification, include proprietary equipment and gasification island turnkey projects

Global Business Partners



GE MIDREX

GE Packaged Power – iGAS
Midrex Technologies – Direct Reduced Iron (DRI) for steel production
China Coal Research Institute, subsidiary of China Coal Technology & Engineering Group Corp.

Regional Partners





CESI

SIMON India

China Equity Investment Partner: state-owned China Environment State Investment Co., Ltd, Beijing

India Market Development Partner: Simon India, a subsidiary of Zuari Global Limited/Adventz Group

Growth Market 1: Industrial Syngas – Hydrogen

HYDROGEN:

- **SGT to supply high-purity pipeline hydrogen** (H2) – to local refineries for cleaner transportation fuels
- **Replaces costlier and more time-intensive H2** derived from methanol-cracking
- **SES equity-position projects:** top 2 of 3[(1)] designated industrial park facilities in Dongying City, Shandong Province
  - Collaborator: China Environment State Investment Co., Ltd, state-owned arm of China Ministry of Environmental Protection (51% CESI, 49% SES expected)
    - Total 20 projects in 5 years varying in size and range between $75 million – > $400 million each in est. installed costs
    - Initial SES-CESI platform projects:
      - **Lijin County Binhai New District** – secured May 2016
        Multi-project with est. total 2 billion yuan ($307 million) planned build-out. First project est. 700 million yuan ($107 million)
      - **Shandong Dongying Hekou District Government** – secured June 2016
        Multi-project with est. total 2.5 billion yuan ($380 million) planned build-out. First project est. 550 million yuan ($85 million)
- SES expects to secure equity funding from international and local investment groups who have expressed interest in project-level investment
- SES intends to bring projects forward and manage them; potentially operate the plants



Lijin Binhai
New District
Hekou Blue Economy
Industrial Park
Bohai
Bay
Dongying Port
Economic
Development Zone
Dongying City

Shandong Province has the highest concentration of non-state-owned refineries (NSOs), dubbed "Teapots" due to their smaller size, which comprise 19% of China's refinery capacity.

The government has designated that future chemical plants must be located in the 3 industrial parks for current and future chemical plants.[(2)] The land at the Dongying Port Economic Development Zone is fairly limited; the relatively young Hekou Blue and Lijin Binhai will become the only two industrial parks that have the capacity to handle the relocation of those chemical plants as well as to build major new chemical plants.

Notes: (1) Due to available capacity, (2) "Opinion on Adjusting the Geographical Layout of Chemical Industry (DongZhengFa (2017) No.7)," issued by the Dongying Municipal Government

Growth Market 1: Industrial Syngas – Fuels

INDUSTRIAL FUELS:

- **SGT economically advantaged clean coal NG replacement projects** – robust industrial fuels new business pipeline
- **SGT industrial fuel supply plants on the ground**: 14 systems: 7 commercial, 5 in commissioning; 2 in development
- **Aluminum Corporation of China** (CHALCO): China's largest alumina and primary aluminum producer and the world's second largest alumina producer
    - 3 industrial fuel supply plants
    - Secured by China JV Tianwo-SES partner, Suzhou THVOW Technology Co., Ltd.


Chalco
Shandong
2 Systems


Chalco
Shanxi
1 System
Commissioning 11/2015


Chalco
Henan
4 Systems
Commissioning 4/2016

Global Growth Market 2: iGAS Power

- **Affordable clean power for the developing world**
  - SGT able to run low-cost, low-rank feedstocks
  - SGT ability to convert to biomass/MSW co-feed in future, hedge for future CO2 liability
  - Positive Project Economics when Power > 6 cents per kilowatt-hour
- **Initial iGAS project: 160MW iGAS syngas-to-power distributed power plant**
  - Dengfeng Power Group Co., Ltd., state-owned China Fortune 500 company
  - Designed to utilize 2 state-of-the-art SES XL3000 gasification systems and 4 GE aero-derivative gas turbines
  - Initial plant in Henan province, to serve as model for other plants planned in Henan and in other regions in China
  - Program funded by Dengfeng Power Group



SGT

+



GE LM-2500+G4

Electric Power Consumption per Capita (kWh)(1)


18000
16000
14000
12000
10000
8000
6000
4000
2000
0
Canada
United States
France
Germany
Ireland
United Kingdom
China
Brazil
India
Indonesia
Bangladesh
2000
2012
Developed

iGAS Distributed Power Generation Plants to combine SGT and GE model LM2500+G4 aero-derivative gas turbines and related power generation equipment

- ✓ **Average plant size:** multiples of 80MW NET output: 80MW, 160MW, etc.
- ✓ **Total plant installed costs:** 1800-2500 $/KW;
- ✓ **Plant build timeline:** ~24 months
- ✓ Well suited for quick replication and rapid deployment
- ✓ Est. 900GW of power needed in China and India to reach energy per capita levels of Europe(1)

(1) Source: International Energy Agency Statistics

Potential Growth Market 3: Substitute Natural Gas

- **SGT superior environmental performance and lower cost for substitute natural gas**
- **Clean syngas for conversion into pipeline natural gas**
  - Coal-based syngas is converted to low cost natural gas
  - SES syngas is high in methane, reduces cost of methane conversion technology
- **SES's SNG pipeline**
  - SES has identified and is strategically approaching multiple global SNG projects, including 15 potential SNG projects in China in early planning stages
  - In China, SES is approaching major state-sponsored owners and engineers to position SES for initial SNG demonstration and large-scale adoption in future projects





China Market Opportunity

✓ In May 2014, China proposed SNG supply capacity to reach 32BNCM by 2017

✓ China's Energy Development Action Plan (2014-2020) further supported SNG development

✓ China has built its initial large-scale SNG Demonstration Projects, desires to further improve environmental and financial performance for subsequent projects

✓ SNG Projects are the largest-scale gasification projects in the world, require large-scale investment, and bring desired energy independence

SGT China JV Plants

Yima JV Plant – Henan Province

- 25% SES, 75% Yima Coal Industry Group – Joint Venture
- Higher pressure, 10 bar operation
- 377,000 metric tons per year (MPTY) nameplate methanol design capacity – at full production rates, 365 days per year
- Mature plant expected to be capable of producing ~330,000 MPTY – includes planned and forced outages based on customary Chinese operating practices for coal-to-chemical plants

Zao Zhuang New Gas Company Joint Venture (ZZ) – Shandong Province

- Facility being repurposed, potentially relocated, to boost profitability; 4 options under consideration
- Original JV partner: Xuecheng Energy; JV expansion partners: Rui Feng Enterprises Limited/Shandong Saikong Automation Equipment Co.
- Original Design: syngas/coke oven gas to methanol, multi-year operating plant, 90K TYP design capacity


Yima JV – 3 SGT Systems (2+1)


ZZ JV – 2 SGT Systems

Growing Pipeline of Opportunities


China
USA
India
Africa
Australia
South America
Other Asia
Power
SNG
Ind. Fuel
DRI
Chemicals
Fertilizers
Liquid Fuel
Other

SES Revenues

- ✓ Technology licensing, equipment and services
- ✓ SES equity-position industrial syngas projects in commercial development
- ✓ Proof-of-principal JV plant operations: Yima, ZZ
- ✓ Growth focus on gas fuel markets – industrial syngas: hydrogen and fuels; SNG, and iGAS

SES 12-Month Catalysts

- **Equity Investment**
  - Advance initial two SES-CESI platform projects – for Lijin County Binhai New District and Shandong Dongying Hekou District Government – for pipeline hydrogen cleaner transportation fuels, and bring additional clean energy projects into the platform
  - Arrange financing for SES equity-position industrial syngas projects
  - Continue to seek new partners to establish new investment platforms in Europe, China and other regions of the world
  - Complete final feasibility studies for initial iGAS project with Dengfeng Power Group, to move project toward government approval
- **Technology Licensing & Globalization**
  - Continue to advance bid submittal towards securing a large-scale project in South America
  - Identify and actively pursue prospective new partners in India, for equity investment and technology licensing projects
  - Secure and launch projects from global new business pipeline, many of which have already indicated a strong preference to use SGT

CLEAN ENERGY

H_2 - Industrial Fuels - SNG - iGAS Power

SES 12-Month Catalysts

- **JV Assets**
  - Tianwo-SES: Work with China JV to help focus on profitability of new SGT projects, as well as on securing additional projects to further expand SGT commercialization
  - Yima JV Plant: Work with JV partner to continue to improve the facility's business and financial operations, to achieve value for SES from this asset that is operating better than ever
  - ZZ JV: Evaluate and assess best of four identified options for repurposing the ZZ JV, to achieve value for SES from this asset

CLEAN ENERGY

H_2 - Industrial Fuels - SNG - iGAS Power

APPENDIX

- Leadership
  - Management
  - Board of Directors
- Partners & Collaborators
  - Includes Tianwo-SES current projects
- Global Natural Gas: Long-term Asian Outlook
- Global Coal Reserves

Management

DeLome Fair, President and Chief Executive Officer

- Appointed SES's chief executive in February 2016. Joined the SES executive team as SVP, Gasification Technology in December 2014. 25 years' gasification and IGCC technology expertise in energy and petrochemical industries, with GE and Chevron/Texaco. Ten years at GE Energy included General Manager, Gasification & Process Systems Technology, with responsibility for engineering to GE's global gasification business
- M.S. and B.S., Chemical Engineering, University of Kansas

Francis Lau, Senior Vice President and Chief Technology Officer

- 36-year tenure at the Gas Technology Institute, with six years serving as GTI's Executive Director of Gasification and Gas Processing Center; 2003 Pitt Award recipient for coal conversion R&D
- M.S., Chemical Engineering, Northwestern University; B.S., Chemical Engineering, University of Wisconsin

Roger L. Ondreko, Chief Financial Officer and Corporate Secretary

- 25 years' finance and accounting experience in the energy infrastructure sector, including significant fundraising and structured financial transactions. Affiliations include Macquarie Bank Ltd., Constellation Energy Group, and El Paso Corporation. Serves on BOD of ZZ JV
- B.S., Business Administration & Accounting, Ohio State University; Texas CPA certification

Wade A. Taber, Vice President of Engineering

- 19-year gasification engineering career, with most recent 9-year tenure as GE's Senior Engineering Manager – Components/Technology Innovation. Accomplishments included more than a dozen patented and trade secret innovations and GE's Corporate Engineering Award for his development and commercialization of GE's Advanced Chromia Refractory, which doubled refractory life for solid feedstock gasification
- B.S., Ceramic Engineering/Materials Science, University of Illinois

Management

John Winter, Ph.D., Chief Engineer

- 30-year petrochemical industry experience, including 15 years of gasification technology research, engineering design, tech services and gasification operations. Past senior positions include GE Energy, Texaco/ChevronTexaco, Allied Plastics and Dow Chemical
- Ph.D., Chemical Engineering, University of Houston, M.S. and B.S., Chemical Engineering, University of Alabama

Donald Huang, SES China Managing Director

- Ten-year management tenure with SES in China, including overseeing the implementation of the ZZ plant. Experience with all aspects of project development, including government approvals and financing. Worked for eight years for the Enron Hainan 150 MW Power Plant
- Masters of Education, Manchester University; Postgraduate Diploma of Business Administration, University of Wales, UK

Khee Yoong Lee, Director of Commercial Development for China

- Ten-year project development leadership related to the power, energy and chemicals industries, including various earlier leadership roles for SES in China beginning in 2005. Brings deep experience in China related to project development and financing, formation of Sino-Foreign joint venture businesses and their related commercial arrangements. 19-year career includes positions at The Wing Group and Arthur Andersen
- Degree in Economics and Commerce, University of Melbourne

Board of Directors

Lorenzo Lamadrid, Chairman

- Ten-year tenure as Chairman of SES. Since 2001, Managing Director of Globe Development Group, LLC, a firm that specializes in the development of large scale energy, power generation, transportation and infrastructure projects in China and provides business advisory services and investments with a particular focus on China. 40-year career includes executive management positions with General Electric and GE's International Sector, The Wing Group, and Arthur D. Little
- M.B.A., Marketing and International Business, Harvard Business School; M.S., Chemical Engineering, Massachusetts Institute of Technology; B.S., Chemical Engineering and B.S., Administrative Sciences, Yale University

Robert W. Rigdon, Vice Chairman

- Served as President, CEO and Director of SES from 2009 until February 2016, with an 8-year tenure with SES, steering commercialization, technology developments and global expansion
- Leader in GE's gasification business in multiple capacities including Manager of Gasification Engineering, Director of IGCC Commercialization and Director of Gasification Industrials and Chemicals Business, 2004-2008
- 23-year previous tenure at Texaco, later ChevronTexaco, in Worldwide Power & Gasification group positions including Engineering Manager, Project Director and Vice President of Gasification Technology
- B.S., Mechanical Engineering, Lamar University

Charles M. Brown

- Led 20 different operating businesses and more than two dozen factories around the world in a wide variety of industrial and consumer product categories. Most recently served as President, CEO and Board Member of Flow International Corp.
- M.B.A., Northwestern University's J. L. Kellogg Graduate School of Management; B.A., Economics and Government, Cornell University

Board of Directors

Harry Rubin

- Chairman of Henmead Enterprises, with a particular focus on advising companies regarding strategy, acquisitions and divestitures. Broad executive and financial management background spans computer software, entertainment and consumer brand industries, with companies including GT Interactive Software, Atari, RCA, GE, NBC and Boston Beer Company
- M.B.A., Harvard Business School; B.A., Stanford University

Denis Slavich

- More than 35 years experience in large scale power generation development, including 20 years in executive positions with Bechtel Corporation. Currently serves as an international consultant to various U.S. and China-based companies engaged in cross border transactions, as well as an advisor and board member for a number of additional firms
- Ph.D., Massachusetts Institute of Technology; M.B.A., University of Pittsburgh; B.S., Electrical Engineering, University of California at Berkeley

Ziwang Xu

- Since 2008, founded and manages CXC Capital, Inc. and CXC China Sustainable Growth Fund, with a particular interest in growth companies in the natural resources sector. Tenure with Goldman Sachs Group includes serving as an Advisory Director, 2005-2008, and Head of China, 1997-2005; previously Head of China for Morgan Stanley
- Master of Arts, International Business Relations, Tufts University's Fletcher School of Law and Diplomacy; M.S., Economics, Fudan University; B.A., East China Normal University

Partners & Collaborators

China

- **SES Joint Project Development & Investment Partner: China Environment State Investment Co., Ltd (CESI)**
  - State-owned enterprise established in Beijing under the China Ministry of Environmental Protection
  - Charged with, and funded to, develop and invest in the energy conservation and environmental protection industry
  - March 2016 agreement
    - Total 20 projects in 5 years in SES industrial energy market segments; initial four identified target projects range from $75 million to over $400 million each in estimated installed costs
    - Equity in the projects for investment expected to be owned 51% CESI, and 49% SES through SES's wholly owned Hong Kong subsidiary, SES Clean Energy Investment Holdings Limited

- **SES China JV Partner: Suzhou THVOW Technology Co., Ltd.**
  - Leading coal-chemical equipment manufacturer. 11 billion yuan market cap, 3,000+ employees
  - SES-THVOW relationship begun at Yima JV Plant. SES China presence established > 10 years
  - SES-THVOW JV launched April 2014: Tianwo-SES Clean Energy Technologies Co., Ltd. – 35% SES, 65% THVOW
    - Delivering comprehensive equipment, engineering and gasification technology solutions for multibillion-dollar coal to energy and coal to chemicals industries in China and key Asian markets
    - Penetrating key regional market while protecting technology
    - Leading to modular, turnkey SES gasification plants throughout China and select Asian markets
    - Leveraging low-cost, high-quality equipment and engineering supply source for global business

Partners & Collaborators

Tianwo-SES Current Projects:

- **Aluminum Corporation of China** (CHALCO): China's largest alumina and primary aluminum producer and the world's second largest alumina producer
  - 3 industrial fuel supply plants with 7 total SES gasification systems
    - Secured by Thvow, total value order awarded 650 million yuan ($102 million)
    - Tianwo-SES JV projected project revenue from first order (CHALCO): approximately 140.3 million yuan (approximately $22 million)
    - THVOW's 95%-owned subsidiary, Innovative Coal Chemical Design Institute (Shanghai) Co., Ltd. (ICCDI) is the general contractor providing all engineering and construction of the three projects

- **Shandong Xinhai Industrial Co., Ltd.**:
  - SES JV Partner, Thvow, announced winning bid for a coal-to-syngas EPC turnkey facility, which would be designed to provide 80,000 NCM/hr of industrial fuel for the metallurgical industry in Shandong Province, reported projected contract total 160 million yuan (~$24.8 million)

Partners & Collaborators

India

- **SES Regional Marketing Partner: Simon India Limited**
  - Engineering, procurement and contracting company, wholly owned subsidiary of Zuari Global Limited
    - Zuari and Simon India are member companies of the Adventz Group, a $3 billion Indian conglomerate comprising 23 companies in various industries, including high-quality complex fertilizers
  - Marketing SGT for coal and biomass gasification projects in India
  - Broader SGT engineering support globally

iGas Power

- **SES iGAS Collaborator: GE Packaged Power**
  - GE Packaged Power, Inc. is a Houston-based subsidiary of General Electric Company
  - iGAS power units combine SGT and GE aeroderivative power gen sets: fuel-flexible LM2500+G4 gas turbines
- **Dengfeng Power Group Co., Ltd.**: State-owned industrial conglomerate specializing in thermal power generation. Products include aluminum, other non-ferrous metals and cement. Operates power generation plants and coal mines in Henan Province
  - Final feasibility studies underway for 160MW iGAS syngas-to-power IGGC distributed power plant
    - Designed to utilize 2 state-of-the-art SES XL3000 gasification systems and 4 GE gas turbines
    - Initial plant in Henan Province, to serve as model for other plants planned in Henan and in other regions
  - Exclusivity period extended through December 2017 and expanded initial project work scope

Partners & Collaborators

DRI for Steel Production

- **SES Exclusive Global Partner: Midrex Technologies, Inc.**
  - Midrex Technologies is a subsidiary of Kobe Steel, is world leader with about 60% market share
  - Expanded global strategic alliance in July 2015 - Midrex assumed lead position marketing fully integrated cleaner coal gasification-based next-gen Direct Reduced Iron (DRI) solution
  - State-of-the-art projects to combine industry-leading MIDREX® Process using the MXCOL® configuration with SGT to create clean syngas in order to convert iron ore into high-purity DRI
  - World DRI output exceeds 75MTPY[1], DRI facilities replace coal-fired blast furnace for steelmaking

GLOBAL

- **SES Global Alliance with China Coal Research Institute (CCRI)**
  - CCRI is a subsidiary of China Coal Technology & Engineering Group Corporation (CCTEG) – considered the backbone of China's coal industry
  - SES emerging economies business and market development
  - All projects will utilize SES's advanced SGT to efficiently produce clean syngas from low-grade coals for use in producing multiple high value products
  - Clean energy technology projects will dovetail with the Chinese government's One Belt, One Road "Going Out" strategy

Source: [1] Midrex Technologies, Inc.

Global NG: Long-term Asian Outlook

- Long-term natural gas price outlook in Asia supports coal gasification project development
- SGT's ability to use virtually all grades of coal, including abundant lignite and coal wastes, bring additional economic advantages
- Indigenous domestic natural resources = government/regional energy independence and GDP Growth
- LNG re-gas and transportation into the regions further increase the effective price at project sites
- NG price for industrial users in China: \$9.20-\$13.50/million BTU (1)
- Energy use per capital usage suggests strong long-term growth in China and developing economies of Asia and other global regions

Economist Intelligence Unit: Natural gas (US\$/mBtu) (2)



20
15
10
5
0
2010
2012
2014
2016
2018
16.6
16.0
16.0
14.7
10.8
10.5
11.5
11.8
10.1
10.4
8.3
7.3
8.9
6.5
9.1
7.0
4.4
4.0
2.8
3.7
4.4
2.6
2.3
2.7
3.3
3.6
Natural gas (US\$/mBtu, Europe)
Natural gas (US\$/mBtu, US)
Liquefied natural gas (US\$/mBtu, Japan)

Sources: (1) Asia Chem, November 2015, (2) EIU Economic and Commodity Forecast, December 2015.

World Coal Reserves *Billion Tonnes*

World Coal Reserves
Total: 891.5 Billion Tonnes
Bituminous & Anthracite: 403.2
Sub-bituminous & Lignite: 488.3



USA
Total: 237.3
Bituminous & Anthracite: 108.5
Sub-bituminous & Lignite: 128.8
Brazil
Total: 6.6
Bituminous & Anthracite: 0.0
Sub-bituminous & Lignite: 6.6
Russia
Total: 157.0
Bituminous & Anthracite: 49.1
Sub-bituminous & Lignite: 107.9
Turkey
Total: 8.7
Bit & Anthracite: 0.3
Sub-bit & Lignite: 8.4
Pakistan
Total: 2.1
Sub-bit & Lignite: 2.1
China
Total: 114.5
Bit & Anthracite: 62.2
Sub-bit & Lignite: 52.3
Vietnam
Total: 0.2
Bit & Anthracite:
India
Total: 60.6
Bituminous &
Anthracite (high ash): 56.1
Sub-bituminous & Lignite: 4.5
Africa
Total: 31.8
Bit & Anthracite: 31.6
Sub-bituminous & Lignite: 0.2
Indonesia
Total: 28.0
Sub-bit & Lignite: 28.0
Australia & NZ
Total: 76.7
Bit & Anthracite: 37.4
Sub-bituminous & Lignite: 39.3

More than 50% of recoverable global coal resources are untapped sub-bituminous and close-to-surface lignite (brown) coal
Renewable biomass and municipal wastes are alternative SGT feedstocks

Sources: BP Statistical Review of World Energy June 2015, subsources: World Energy Resources 2013 Survey, World Energy Council; *Range: Bench, Pilot, Demo & Commercial Scale

Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

Nasdaq: SYMX
www.synthesisenergy.com

Investor Relations: MDC GROUP
Contact:
David Castaneda
(414) 351-9758 | IR@synthesisenergy.com

